Exhibit 99.1

IMMEDIATE

Dana Incorporated Provides Business Update, Announces Preliminary

Full-Year 2024 Financial Results and 2025 Guidance;

Increases Expected Annualized Total Cost Reduction Savings to $300 Million

MAUMEE, Ohio, Jan. 24, 2025 – Dana Incorporated (NYSE: DAN) today announced select, preliminary, unaudited financial results for the full year ended December 31, 2024, presented its financial outlook for 2025, and provided a business update including a simplified organizational structure and the status of the proposed sale of its Off-Highway business and cost-savings actions.

Full-Year 2024, Preliminary, Unaudited Financial Results

•	Sales of approximately $10.3 billion

•	Adjusted EBITDA of approximately $885 million

•	Adjusted EBITDA margin of 8.6 percent, a projected 60-basis-point improvement compared to 2023

R. Bruce McDonald, chairman and chief executive officer said, “Dana is continuing to execute on our strategic plan to accelerate value creation and today’s preliminary financial results are a reflection of the early work we have done to improve our cost structure, increase our efficiency, and create a more focused and nimbler Dana.”

Mr. McDonald continued, “Our Board and leadership team continue to take swift and bold action to position Dana for profitable growth and value creation in any environment. Our cost-savings actions are well underway, and we are pleased to increase our total cost reduction target to $300 million through 2026. Our 2025 outlook reinforces the impact of these actions, which will help solidify Dana’s leadership position and enable us to capitalize on the strength of our traditional on-highway businesses while remaining a leader in the EV transition.”

Preliminary sales for the full year 2024 were approximately $10.3 billion in line with prior guidance, compared with $10.6 billion in 2023. Weakening market demand for electric vehicles, commercial trucks, off-highway equipment, and higher inventory of certain light truck programs drove lower sales.

Preliminary adjusted EBITDA for 2024 was approximately $885 million or 8.6 percent of sales, compared with $845 million or 8.0 percent of sales for 2023. Efficiency improvements and cost-savings actions offset the margin impact of lower sales and inflation.

Preliminary free cash flow was approximately $70 million, compared with a use of $25 million in 2023. Higher than expected working capital requirements in the fourth quarter lowered free cash flow from our prior estimate.

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Simplifying Organizational Structure with Two Business Segments

Dana today also announced changes to its reportable business segments, which will take effect in the first quarter of 2025. The company’s Power Technology segment will be split, integrating the OEM-facing businesses into its Light Vehicle Drive Systems segment and the aftermarket business into its Commercial Vehicle Drive and Motion Systems segment. These changes reflect Dana’s commitment to streamlining the business, enhancing its go-to market approach, and serving customers more efficiently. Dana’s new reportable segments will be:

•	Light Vehicle Systems

•	Commercial Vehicle Systems

The new organizational structure follows the Company’s November 25, 2024, announcement that it is pursuing a sale of its Off-Highway business, which continues to advance. The Board believes the sale will unlock substantial value for shareholders and that proceeds from a potential sale will enable Dana to strengthen its balance sheet through substantially reduced leverage and to return capital to shareholders. While the Company and its advisors believe there is strong interest in the business and an agreement may be announced by the reporting of first quarter earnings, there can be no assurance that the sale process for Off-Highway will result in a transaction. The Off-Highway segment will be reported as discontinued operations once an agreement is reached.

Select 2025 Financial Targets (Includes Off-Highway business for the full year)

•	Sales of $9.525 to $10.025 billion;

•	Adjusted EBITDA of $925 to $1,025 million, an implied adjusted EBITDA margin of approximately 10.0 percent at the midpoint of the range; and

•	Free cash flow of $175 to $275 million.

“Today we are providing guidance on our sales, adjusted EBITDA, and free cash flow targets for 2025,” said Timothy Kraus, senior vice president and chief financial officer. “While sales are expected to be lower for the year, mainly driven by lower demand for off-highway equipment and translation of foreign currency, the impact of our cost-savings actions totaling $175 million in 2025 and efficiency improvements will drive higher margins. Improved working capital efficiency and reduced capital expenditures will increase free cash flow. Primarily due to the annualized benefit of our cost reduction actions, we expect 2026 adjusted EBITDA margin of between 9.5 to 10.5 percent. Over the business cycle we expect free cash flow to be approximately four percent of sales and maintain one times net leverage.”

Dana to Host Conference Call at 9 a.m., Friday, Jan. 24

Dana will discuss its third-quarter results in a conference call at 9 a.m. EST on Friday, Jan. 24. The conference call can be accessed by telephone from both domestic and international locations using the information provided below:

Conference ID: 9943139

Participant Toll-Free Dial-In Number: 1 (888) 440-5873

Participant Toll Dial-In Number: 1 (646) 960-0319

Audio streaming and slides will be available online via a link provided on the Dana investor website: www.dana.com/investors. Phone registration will be available beginning at 8:30 a.m. EST.

A webcast replay can be accessed via Dana’s investor website following the call.

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Non-GAAP Financial Measures

Adjusted EBITDA is a non-GAAP financial measure which we have defined as net income (loss) before interest, income taxes, depreciation, amortization, equity grant expense, restructuring expense, non-service cost components of pension and other postretirement benefit costs and other adjustments not related to our core operations (gain/loss on debt extinguishment, pension settlements, divestitures, impairment, etc.). Adjusted EBITDA is a measure of our ability to maintain and continue to invest in our operations and provide shareholder returns. We use adjusted EBITDA in assessing the effectiveness of our business strategies, evaluating and pricing potential acquisitions and as a factor in making incentive compensation decisions. In addition to its use by management, we also believe adjusted EBITDA is a measure widely used by securities analysts, investors and others to evaluate financial performance of our company relative to other Tier 1 automotive suppliers. Adjusted EBITDA should not be considered a substitute for earnings (loss) before income taxes, net income (loss) or other results reported in accordance with GAAP. Adjusted EBITDA may not be comparable to similarly titled measures reported by other companies.

Free cash flow is a non-GAAP financial measure which we have defined as net cash provided by (used in) operating activities less purchases of property, plant and equipment. We believe free cash flow is useful to investors in evaluating the operational cash flow of the company inclusive of the spending required to maintain the operations. Free cash flow is not intended to represent nor be an alternative to the measure of net cash provided by (used in) operating activities reported in accordance with GAAP. Free cash flow may not be comparable to similarly titled measures reported by other companies.

Please reference the “Non-GAAP financial information” accompanying our quarterly earnings conference call presentations on our website at www.dana.com/investors for reconciliations of adjusted EBITDA and free cash flow to the most directly comparable financial measures calculated and presented in accordance with GAAP. We have not provided a reconciliation of our adjusted EBITDA outlook to the most comparable GAAP measures of net income. Providing net income (loss) guidance is potentially misleading and not practical given the difficulty of projecting event driven transactional and other non-core operating items that are included in net income, including restructuring actions, asset impairments and income tax valuation adjustments. The reconciliations of these non-GAAP measures with the most comparable GAAP measures for the historical periods presented on our website are indicative of the reconciliations that will be prepared upon completion of the periods covered by the non-GAAP guidance.

Forward-Looking Statements

Certain statements and projections contained in this news release are, by their nature, forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on our current expectations, estimates, and projections about our industry and business, management’s beliefs, and certain assumptions made by us, all of which are subject to change. Forward-looking statements can often be identified by words such as “anticipates,” “expects,” “intends,” “plans,” “predicts,” “believes,” “seeks,” “estimates,” “may,” “will,” “should,” “would,” “could,” “potential,” “continue,” “ongoing,” and similar expressions, and variations or negatives of these words. These forward-looking statements are not guarantees of future results and are subject to risks, uncertainties, and assumptions that could cause our actual results to differ materially and adversely from those expressed in any forward-looking statement.

Dana’s Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K, and other Securities and Exchange Commission filings discuss important risk factors that could affect our business, results of operations and financial condition. The forward-looking statements in this news release speak only as of this date. Dana does not undertake any obligation to revise or update publicly any forward-looking statement for any reason.

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About Dana Incorporated

Dana is a leader in the design and manufacture of highly efficient propulsion and energy-management solutions that power vehicles and machines in all mobility markets across the globe. The company is shaping sustainable progress through its conventional and clean-energy solutions that support nearly every vehicle manufacturer with drive and motion systems; electrodynamic technologies, including software and controls; and thermal, sealing, and digital solutions.

Based in Maumee, Ohio, USA, the company reported sales of $10.6 billion in 2023 with 42,000 people in 31 countries across six continents. With a history dating to 1904, Dana was named among the “World’s Most Ethical Companies” for 2023 and 2024 by Ethisphere and as one of “America’s Most Responsible Companies 2023” by Newsweek. The company is driven by a high-performance culture that focuses on valuing others, inspiring innovation, growing responsibly, and winning together, earning it global recognition as a top employer. Learn more at dana.com.

###

Contact: Craig Barber

+1-419-887-5166

craig.barber@dana.com

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Value Others | Inspire Innovation | Grow Responsibly | Win Together January 24, 2025 Business Update

Certain statements and projections contained in this presentation are, by their nature, forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on our current expectations, estimates and projections about our industry and business, management’s beliefs, and certain assumptions made by us, all of which are subject to change. Forward-looking statements can often be identified by words such as “anticipates,” “expects,” “intends,” “plans,” “predicts,” “believes,” “seeks,” “estimates,” “may,” “will,” “should,” “would,” “could,” “potential,” “continue,” “ongoing,” similar expressions, and variations or negatives of these words. These forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause our actual results to differ materially and adversely from those expressed in any forward-looking statement. Dana’s Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K, and other Securities and Exchange Commission filings discuss important risk factors that could affect our business, results of operations and financial condition. The forward-looking statements in this presentation speak only as of this date. Dana does not undertake any obligation to revise or update publicly any forward-looking statement for any reason. Safe Harbor Statement

Craig Barber Senior Director, Investor Relations and Corporate Communications Introduction R. Bruce McDonald Chairman and Chief Executive Officer Business Review Timothy Kraus Senior Vice President and Chief Financial Officer Financial Review Agenda

Existing Strategy Strategy Update Revised Strategy Revised Strategy Will Increase Profit, Reduce Leverage, and Add Significant Value Three-market focus Broad reach but with higher complexity Rapid expansion into emerging EV market Attained leading market position but at higher cost and capital investment Infrastructure in place to support strong EV growth Lead the market with cutting-edge technology Focus on core on-highway end markets Divest Off-Highway business Expect signing in early Q2; closing by year end New Dana will be a more streamlined organization Measured approach to EV market Lower volume and longer lead times allow for more efficient program management Disciplined investment philosophy Streamlined cost structure Actions will yield ~$300M in total savings Moving to two business segments in new Dana Power Technologies segment will be integrated 1 2 3 Successful strategy positioned Dana for future growth Revised strategy to focus on efficiency and generate value 1 2 3

Increasing our total 2026 cost-reduction target from $200M to $300M Revised EV commercial strategy Downsizing corporate overhead structure Complexity reduction From 3 to 2 segments Integration of Aftermarket operations Reduction in infrastructure cost outside North America New Dana target adjusted EBITDA margins 8.1% - 8.6% in 2025 9.5% - 10.5% in 2026 Inclusive of $300M of cost savings less $40M of stranded cost from Off-Highway sale Strong balance sheet, targeting net leverage of 1x through the cycle Free cash flow of ~4% of sales Financial Commitments

Financial Review

2024 Preliminary Financial Results

Full-Year Preliminary Financial Results

sales

~$10.3 billion — Middle of guidance range

adjusted EBITDA

~$885 million — High-end of guidance range

margin

~8.6 percent — High-end of guidance range

Free Cash Flow

~$70 million — Below guidance range

Key Highlights

End-market Demand

- Lower demand for EVs and ICE vehicle programs
- Weak off-highway equipment demand in 2nd half

Efficiency and Cost Savings

- Conversion on organic sales drove margin improvement
- Cost-savings actions underway

Focus on Free Cash Flow

- Higher than expected working capital use drove lower FCF
- Better working capital efficiency in 2025

Sales In-Line With Expectations, Profit Higher, Some FCF Delayed to 2025

© 2024 Dana

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2024 FY Preliminary Sales and Profit Changes

- Organic growth impacted by lower end-market demand in 2nd half
- Margin benefiting from improved efficiencies and cost savings actions
- Cost recoveries for delayed EV programs of ~$15 million
- Translation of foreign currency was a slight headwind to sales
- Lower commodity costs resulting in lower sales recoveries; profit benefit of lower input cost is more than offset by the cost true-ups with customers



Sales
$10,555M
~($165M)
~$0M
~($5M)
~($50M)
~($55M)
~$10,280M
2023
Organic
Cost Savings
Divestiture
Currency
Commodities
2024 Prelim



Adjusted EBITDA
$845M
~$75M
~$10M
~$0M
~($5M)
~($40M)
~$885M
8.0% Margin
~90 bps
~10 bps
~0 bps
~0 bps
~(40) bps
8.6% Margin
2023
Organic
Cost Savings
Divestiture
Currency
Commodities
2024 Prelim

See appendix for comments regarding the presentation of non-GAAP measures

Profit Driven by Efficiency Improvements, Cost Savings Actions, and Recoveries

© 2024 Dana

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2025 FY Preliminary Financial Guide

- Lower sales driven by lower end-market demand primarily in off-highway and currency translation
- Weakening demand for electric vehicles driving lower sales
- Efficiency improvements and cost-savings actions driving higher profit and margins compared to last year
- YOY free cash flow improvement driven by higher profit, improved working capital efficiency, and lower capital spending
- 2025 net capital spend expected to be approximately $325 million

Preliminary Guidance Ranges

	Guidance	Range	Change from Prior Year
Sales	~$9,775M	±$250M	-$505M
Adjusted EBITDA	~$975M	±$50M	+$90M
Implied Profit Margin	~9.7% - 10.2%		+140 bps
Free Cash Flow	~$225M	±$50M	+$155M

Illustrative 2025 Financial Guide

	New Dana	Off-Highway
Sales:	~$6,950 - $7,350M	~$2,575 - $2,675M
Adj. EBITDA:	~$565 - $635M	~$360 - $390M
Margin:	~8.1 - 8.6%	~14.0 - 14.6%

See appendix for comments regarding the presentation of non-GAAP measures

Improving Profit and FCF Driven by Cost Savings and Operational Focus

© 2024 Dana

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2025 FY Preliminary Sales and Profit Changes

- Lower end-market demand in Off-highway
- Decremental margin benefiting from improved efficiencies
- Significant cost savings actions driving margin improvement
- Translation of foreign currency expected to be a headwind to sales and profit
- Lower commodity costs resulting in lower sales recoveries; profit benefit of lower input cost is more than offset by the cost true-ups with customers



Sales
~$10,280M
~($250M)
~$0M
~($225M)
~($30M)
~$9,775M
2024 Prelim
Organic
Cost Savings
Currency
Commodities
2025 Target



Adjusted EBITDA
~$885M
~($40M)
~$175M
~($25M)
~($20M)
~$975M
~8.6% Margin
~(20) bps
~180 bps
~0 bps
~(20) bps
~10.0% Margin
2024 Prelim
Organic
Cost Savings
Currency
Commodities
2025 Target

See appendix for comments regarding the presentation of non-GAAP measures

Profit Driven by Efficiency Improvements and Cost Savings Actions

© 2024 Dana

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2025 FY Free Cash Flow Higher profit, improved working capital efficiency, and lower capital investment requirements driving improvement over last year Increase in net interest payments due to higher rates 1 Includes costs associated with business acquisitions and divestitures and restructuring. 2 Changes in working capital relating to interest, taxes, restructuring, and transaction costs are included in those respective categories. See appendix for comments regarding the presentation of non-GAAP measures. Target for 2025 ($ in millions) 2025 2023 Change Adjusted EBITDA $~975 $ ~845 $~30 One-Time Costs1 (60) (20) (20) Interest, Net (160) (116) (35) Taxes (150) (148) (20) Working Capital / Other² (55) (85) 45 Capital Spending (325) (501) 125 Free Cash Flow $~225 $(25) $~125 Higher Free Cash Flow Driven by Increased Profit, and Lower Capex

Adjusted EBITDA is a non-GAAP financial measure which we have defined as net income (loss) before interest, income taxes, depreciation, amortization, equity grant expense, restructuring expense, non-service cost components of pension and other postretirement benefit costs and other adjustments not related to our core operations (gain/loss on debt extinguishment, pension settlements, divestitures, impairment, etc.). Adjusted EBITDA is a measure of our ability to maintain and continue to invest in our operations and provide shareholder returns. We use adjusted EBITDA in assessing the effectiveness of our business strategies, evaluating and pricing potential acquisitions and as a factor in making incentive compensation decisions. In addition to its use by management, we also believe adjusted EBITDA is a measure widely used by securities analysts, investors and others to evaluate financial performance of our company relative to other Tier 1 automotive suppliers. Adjusted EBITDA should not be considered a substitute for earnings (loss) before income taxes, net income (loss) or other results reported in accordance with GAAP. Adjusted EBITDA may not be comparable to similarly titled measures reported by other companies. Adjusted net income (loss) attributable to the parent company is a non-GAAP financial measure which we have defined as net income (loss) attributable to the parent company, excluding any discrete income tax items, restructuring charges, amortization expense and other adjustments not related to our core operations (as used in adjusted EBITDA), net of any associated income tax effects. This measure is considered useful for purposes of providing investors, analysts and other interested parties with an indicator of ongoing financial performance that provides enhanced comparability to net income (loss) attributable to the parent company reported by other companies. Adjusted net income (loss) attributable to the parent company is neither intended to represent nor be an alternative measure to net income (loss) attributable to the parent company reported in accordance with GAAP. Diluted adjusted EPS is a non-GAAP financial measure which we have defined as adjusted net income (loss) attributable to the parent company divided by adjusted diluted shares. We define adjusted diluted shares as diluted shares as determined in accordance with GAAP based on adjusted net income (loss) attributable to the parent company. This measure is considered useful for purposes of providing investors, analysts and other interested parties with an indicator of ongoing financial performance that provides enhanced comparability to EPS reported by other companies. Diluted adjusted EPS is neither intended to represent nor be an alternative measure to diluted EPS reported in accordance with GAAP. Free cash flow is a non-GAAP financial measure which we have defined as net cash provided by (used in) operating activities less purchases of property, plant and equipment. We believe free cash flow is useful to investors in evaluating the operational cash flow of the company inclusive of the spending required to maintain the operations. Free cash flow is not intended to represent nor be an alternative to the measure of net cash provided by (used in) operating activities reported in accordance with GAAP. Free cash flow may not be comparable to similarly titled measures reported by other companies. Please reference the “Non-GAAP financial information” accompanying our quarterly earnings conference call presentations on our website at www.dana.com/investors for reconciliations of adjusted EBITDA and free cash flow to the most directly comparable financial measures calculated and presented in accordance with GAAP. We have not provided a reconciliation of our adjusted EBITDA outlook to the most comparable GAAP measures of net income (loss). Providing net income guidance is potentially misleading and not practical given the difficulty of projecting event driven transactional and other non-core operating items that are included in net income, including restructuring actions, asset impairments and income tax valuation adjustments. The reconciliations of these non-GAAP measures with the most comparable GAAP measures for the historical periods presented on our website are indicative of the reconciliations that will be prepared upon completion of the periods covered by the non-GAAP guidance. Non-GAAP Financial Information